UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2015

SOUNDSTORM DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-189112	45-2132887
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

305 - 3280 West Broadway

Vancouver, British Columbia, Canada V6K 2H4

(Address of principal executive office)

(604) 861-8980

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On July 30, 2015, De Joya Griffith, LLC (the “Former Accountant”) was dismissed as the Registrant’s independent registered public accountants.  On July 30, 2015, the Company engaged RBSM, LLP (the “New Accountant”) to serve as the Registrant’s independent registered public accountants for the fiscal year ended December 31, 2015.  The Registrant’s Board of Directors approved the change in auditors.

The Former Accountant issued its auditors’ report on the financial statements for the fiscal years ended December 31, 2013 and December 31, 2014. The Former Accountant’s auditor report on the financial statements for the years ended December 31, 2013 and December 31, 2014 included an explanatory paragraph as to the Registrant’s ability to continue as a going concern.

Other than the going concern uncertainty, the Former Accountant’s auditor report on the financial statements of the Registrant for the periods ended December 31, 2013 and December 31, 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2013 and December 31, 2014 and through the date of this Current Report, there have been no disagreements with the Former Accountant (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused them to make reference thereto in their report on financial statements for such years.

During the years ended December 31, 2013 and December 31, 2014 and through the date of this Current Report, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2013 and December 31, 2014 and through the date of this Current Report, neither the Registrant nor anyone on its behalf has consulted with the New Accountant regarding either:

1.

The application of accounting principles to specified transactions, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that the New Accountant concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

2.

Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

The Registrant requested the Former Accountant to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the Former Accountant’s letter to the Commission is attached as Exhibit 16.1.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description.

16.1	Former Accountant’s letter to the Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUNDSTORM DIGITAL, INC.

Dated: July 30, 2015	By:	/s/ Geoff Lee
Geoff Lee
President, CEO and Director

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